UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23732

Build Funds Trust
(Exact name of registrant as specified in charter)

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109
(Address of principal executive offices) (Zip code)

John Ruth

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109
(Name and address of agent for service)

(833) 852-8453

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

Build Bond Innovation ETF
Build Funds Trust

Annual Report
For the Year Ended September 30, 2023

Build Bond Innovation ETF

Investors should carefully consider the investment objectives, risks, charges, and expenses of Exchange Traded Funds (ETFs) before investing. To obtain an ETF’s prospectus containing this and other important information, please call (833) 852-8453, or visit www.BFIX.fund. Please read the prospectus carefully before you invest.

Build Bond Innovation ETF

Unaudited

Dear Build Bond Innovation ETF Shareholder:

We are pleased to present this annual report to all shareholders of the Build Bond Innovation ETF (the “Fund”). This report covers the year ended September 30, 2023. The Fund’s fiscal year began October 1, 2022.

The Fund delivered a total return of 2.24% on a Net Asset Value (“NAV”) basis over the fiscal year, compared to the 0.64% total return on the Bloomberg U.S. Aggregate Bond Index, the Fund’s benchmark.

As the U.S. economy continued to work through the hangover of its COVID-generated excesses, the largest inflationary impulse since the “Great Inflation” of the 1970s showed a deceleration through the course of the fiscal year. The government’s Consumer Price Index (“CPI”) index closed the year with a 3.7% annual growth rate for its September 2023 print, versus an 8.2% reading during the same month of the prior year. With the CPI series now having recorded a dissapointing 31 consecutive months of price level growth above the Federal Reserve’s (the “Fed”) 2% annual target, policymakers have made abundantly clear their steadfast determination in bringing the CPI back in line with their mandate. With unemployment measuring in at 3.7% on the final print of the fiscal year in September 2023, a tight U.S. labor market has so far continued to provide a structural tailwind for policy to continue its tightening course.

This resilience has allowed the Fed to continue its restrictive policy stance over the duration of the fiscal year, both higher and longer than most forecasters would likely admit than initially presumed. After aggressively raising by 300 basis points (“bps”) during the prior fiscal year in the exit from COVID-19 zero-interest rate environment, monetary policy added on a further 225 bps to the Fed Funds Rate during the current period. The Fed’s Open Market Committee (“FOMC”) also maintained its planned balance sheet reduction for its second straight year (marketed as Quantitative Tightening or “QT”). After 17 months of bond runoff due to maturities, the securities holdings on the Fed’s balance sheet have decreased by over $1 trillion from its high in April 2022. This represents a total reduction of -13% to the Fed’s balance sheet achieved so far in the current tightening cycle, yet still below the -16% shrinkage the Federal Open Market Committee achieved under Jay Powell’s first attempt at a tightening cycle from Q4 2017 to Q3 2019.

Applying prior cycles as a guide may suggest the current cycle is most likely closer to its end than to its beginning. Yet there may be more to go. The Fed has stated it would prefer to see multiple months of CPI measurements coming in consistently at or below the 2% annual growth target. Absent the successful achievement on its inflation mandate, any policy deviation would likely require a significant turn in the economic data or the pop-up of a systemic emergency of critical scale and scope to require a change in direction. A further potentially complicating factor, an uptick in the CPI index has been noticeable in the third quarter of calendar year 2023 after bottoming in June. With West Texas Intermediate oil prices rallying over 28% in the same period, rising pressure in energy markets may signal broader macroeconomic headwinds and a complicated environment for policy ahead.

March 2023 experienced turbulence in the banking system, headlined by the collapse of Silicon Valley Bank (“SVB”) and the forced acquisition of Credit Suisse by its peer Swiss institution UBS Group AG. Bond markets initially reacted in response to these developments with a flight to quality. Bond markets initially interpreted these events to mean the financial system had a crisis on its hands, with the yield on the two-year U.S. Treasury falling from over 5.0% to below 3.6% in intra-day trading in the weeks surrounding these events. Within a few months however, front-end interest rates had returned to prior levels where they had traded before the March bank failures. By August, the two-year Treasury yield had risen back to the 5.0% to 5.2% range it had reached just before the fireworks in the banking system appeared. The Fed and regulators have demonstrated, at least so far, that they have the tools to both fight fires as they materialize and maintain their desired path of monetary policy tightening.

While the full path traversed from start to finish was volatile, interest rates rose moderately over the course of the fiscal year. The U.S. 10-year rate increased 74 bps from 3.83% to 4.57%. Investment grade bonds eked out a small positive return of 0.65% per the Bloomberg U.S. Aggregate Index, a marked improvement to the historical losses in the prior fiscal year. Still, bonds again lost purchasing power over the course of the year when measured in real terms against the government’s CPI index.

The deteriorating fiscal position of the United States has risen into a leading factor driving financial markets. A breach of the debt ceiling was avoided in June when a deal was reached that suspended the debt ceiling through 2025. After the borrowing constraint was lifted, the U.S. Treasury accelerated its pace of debt issuance between the deal in June and the end of September. Total public debt outstanding increased 7.2% -- from $30.9 trillion to $33.2 trillion over the final three months of the Fund’s fiscal year. The Federal budget deficit as a percentage of nominal Gross Domestic Product (“GDP”) measured in at -6.3% in September, a level more historically consistent with a recession or crisis than a growing economy with low unemployment. We expect the fiscal situation to continue to drive financial market trends and economic conditions in the year ahead, as the Federal government faces the task of servicing record levels of indebtedness now under elevated interest rates relative to what fiscal and monetary policymakers had become accustomed to throughout the post-2008 environment.

After a historic run of strength as the Fed embarked on its aggressive tightening cycle in the Fund’s preceding year, the dollar eased over much of the most recent fiscal year. Despite raising and maintaining interest rates to their highest levels since the financial crisis in 2008, the dollar declined -5.6% versus a basket of currencies from developed market peers per the Bloomberg Dollar Index. After the conclusion of the debt ceiling issue in June, the dollar managed to resume strengthening in foreign exchange markets as the Fund’s fiscal year ended in the third quarter of calendar year 2023. A rising U.S. dollar, in tandem with rising oil prices and yields on U.S. Treasury debt, presents a potentially disruptive context for the global economy and financial markets as the Fund begins its new fiscal year.

With the continuation of the post-COVID trend of above target inflation, investors have continued to seek out durable solutions to hold and grow their purchasing power in this new environment. Equities performed well over the Fund’s fiscal year, with the S&P 500 recording a 21.6% total return and the Nasdaq 100 — which skews towards technology growth stocks — delivering 35.3%. Among the most popular alternative capital preservation choices for niche investors, gold and Bitcoin prices both performed well, rising 11.3% and 38.5% respectively. Each of the popular long-duration alternatives outperformed one of the most well-owned favorites for this purpose over the past 40 years: the long duration U.S. Treasury bond. The iShares 20+ year Treasury Bond ETF (NYSE: TLT), a $39 billion exchange-traded fund that invests specifically in these securities, recorded a total return of -13.4% during the period. This competition will be increasingly important to monitor as the U.S. economy heads into the third year of the Fed’s current tightening cycle.

We continue to be watchful as financial markets work their next chapter in an eventful decade that has already presented the global COVID-19 pandemic and the arrival of multi-front geopolitical conflict since the breakout of war in Ukraine in February 2022 and Gaza near the end of Q3 2023. After losses of historic magnitude suffered by bond investors in recent years, many have called for a reversal of fotrunes for the asset class under a potential scenario where global economic growth finally succumbs to the coordinated tightening of monetary policy across developed market central banks. While we stand optimistic on the proposition that the majority of policy tightening is more likely to be behind us rather than in the future, we remain alert to the headwinds and structural challenges facing fixed income that may continue to persist under the backdrop of a volatile and eventful decade.

Matthew Dines
Chief Investment Officer

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment ill fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the SEC Standardized performance and the most recent month-end performance, please call (833) 852-8453 or visit the Fund’s website at www.BFIX.fund.

The views in this report were those of the author as of September 30, 2023 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market.

CPI Index: The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

A basis point equals 1/100th of 1%.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

The Fund is actively managed, which means that investment decisions are made based on the Build Asset Management LLC’s (“Adviser”) investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so. Utilizing an option overlay strategy involves the risk that as the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Also, securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.

BUILD BOND INNOVATION ETF

Management Discussion of Fund PERFORMANCE (Unaudited)
September 30, 2023

FACTORS THAT MATERIALLY AFFECTED THE FUND’S PERFORMANCE

The Fund typically holds 90-95% of assets in U.S. dollar-denominated, investment grade assets. Over the course of the year, these markets have continued to experience significant volatility. The Fund’s manager operated conservatively as permitted within its investment guidelines into and throughout the fiscal year. The Fund experienced gains on its fixed income investments related to the meaningfully higher level in interest rates relative to the preceding decade. Over the fiscal year, fixed income investments contributed 2.67% to the Fund’s total return over this time period. This compares to a total return of 0.64% for the Bloomberg U.S. Aggregate Bond Index over the period.

The Fund also invests in an equity options overlay on the SPDR S&P 500 ETF Trust (NYSE: SPY) in accordance with its investment guidelines. The S&P 500® had a 19.59% total return through the end of the Fund’s fiscal year. The equity market factors contributed 0.02% in total return for the Fund over this time period via its options overlay.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION AT NET ASSET VALUE

This chart assumes an initial gross investment of $10,000 made on 02/10/2022. Past performance is not predictive of future performance. Investors may obtain performance data current to the most recent month-end by calling toll free at (833) 852-8453 or visiting https://getbuilding.com/etfs/bfix/.

Total expense ratio for the Build Bond Innovation ETF (per the Fund’s current prospectus dated January 27, 2023) is 0.48%.

The performance data quoted represents past performance and is not a guarantee of future results. Current performance of the Fund may be lower or higher than the performance data quoted. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Information provided with respect to the Fund’s Performance Data, Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2023 and are subject to change at any time. For most recent information, please call (833) 852-8453 or visit https://getbuilding.com/etfs/bfix/.

Build Bond Innovation ETF

AVERAGE ANNUAL RATE OF RETURN (Unaudited)
For the Year Ended September 30, 2023

	1 Month	6 Month	1 Year	Since Inception(a)
Build Bond Innovation ETF	-1.33%	-0.23%	2.24%	-3.72%
Bloomberg U.S. Aggregate Bond Index	-2.54%	-4.05%	0.64%	-6.99%

The total returns quoted do not reflect the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, or sales of shares.

(a)The Fund commenced operations on February 10, 2022

PORTFOLIO ALLOCATIONS
As of September 30, 2023

Industry Group	Percentage of Net Assets
U.S. Treasury Obligations	89.4%
Corporate Bonds	9.2%
Purchased Options	1.0%
U.S. Government Agency Issue	0.2%
Short-Term Investments and Other Assets and Liabilities	0.2%
TOTAL	100.0%

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment ill fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call (833) 852-8453 or visit the Fund’s website at www.BFIX.fund.

Shares are bought and sold at market price, not NAV, and are not individually redeemed from the Fund. Market price returns are based on the midpoint of he bid/ask spread at 4:00 pm Eastern Time (when NAV is normally determined), and do not represent the return you would receive if you traded at other times.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Exchange Traded Funds (ETFs) before investing. To obtain an ETF’s prospectus containing this and other important information, please call (833) 852-8453, or visit ww.BFIX.fund. Please read the prospectus carefully before you invest.

IMPORTANT RISK INFORMATION: An investment in the fund involves risk, including possible loss of principal. Past performance does not guarantee future results.

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period at net asset value.

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

Build Bond Innovation ETF

Expense Example
For the Six Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Build Bond Innovation ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Build Bond Innovation ETF

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period(a)(b)
Actual	$1,000.00	$995.44	$2.25

Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.81	$2.28

(a)Expenses paid during the period are equal to the Fund’s annualized expense ratio, 0.45%, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect the one-half year period).

(b)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying Funds in which the Fund invests. The Fund’s annualized Expense Ratio of 0.45% reflects only the direct expenses of the Fund. If the Fund’s annualized Expense Ratio during the period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.48% for the Actual and Hypothetical Expense Examples.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Schedule of Investments
September 30, 2023

	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS — 1.0%
Call Options — 1.0%
CBOE Volatility Index, Expires 11/15/2023, Strike Price $21.00 (a)	138	$241,776	$19,734
SPDR S&P Oil & Gas Exploration & Production ETF, Expires 12/15/2023, Strike Price $160.00 (a)	88	1,301,608	35,464
SPDR S&P 500 ETF Trust, Expires 12/15/2023, Strike Price $402.00 (a)	14	598,472	48,482
SPDR Gold Shares, Expires 03/15/2024, Strike Price $190.00 (a)	195	3,343,275	32,760
SPDR S&P 500 ETF Trust, Expires 06/21/2024, Strike Price $440.00 (a)	13	555,724	31,473
TOTAL PURCHASED OPTIONS (Cost $236,672)			167,913

		PRINCIPAL AMOUNT
CORPORATE BONDS — 9.2%
Agriculture, Construction, and Mining Machinery Manufacturing — 0.0% (b)
Baker Hughes Co-Obligor, Inc., 1.23%, 12/15/2023		$6,000	5,941

Beverage Manufacturing — 1.0%
PepsiCo, Inc., 3.60%, 03/01/2024		175,000	173,632

Data Processing, Hosting, and Related Services — 0.7%
Hewlett Packard Enterprise Co., 4.45%, 10/02/2023		123,000	123,000

Depository Credit Intermediation — 0.1%
Citigroup, Inc., 3.88%, 10/25/2023		7,000	6,991
Fifth Third Bancorp, 4.30%, 01/16/2024		4,000	3,976
			10,967
Electric Power Generation, Transmission and Distribution — 1.4%
American Electric Power Co., Inc., 0.75%, 11/01/2023		8,000	7,965
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023		85,000	84,778
Entergy Louisiana LLC, 0.62%, 11/17/2023		122,000	121,222
WEC Energy Group, Inc., 0.80%, 03/15/2024		29,000	28,325
			242,290
General Merchandise Stores - 0.4%
Walmart, Inc., 6.75%, 10/15/2023		75,000	75,037

Grocery Stores — 0.4%
The Kroger Co., 4.00%, 02/01/2024		66,000	65,615

Health and Personal Care Stores — 0.4%
Walgreens Boots Alliance, Inc., 0.95%, 11/17/2023		68,000	67,564

Insurance Carriers — 0.1%
Finial Holdings, Inc., 7.13%, 10/15/2023		15,000	15,003

Lessors of Real Estate — 0.9%
American Tower Corp., 5.00%, 02/15/2024		65,000	64,747
AvalonBay Communities, Inc., 4.20%, 12/15/2023		46,000	45,840
Mid-America Apartments LP, 4.30%, 10/15/2023		48,000	47,971
			158,558
Management of Companies and Enterprises — 0.1%
Schlumberger Investment SA, 3.65%, 12/01/2023 (c)		13,000	12,951

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL AMOUNT	VALUE
Natural Gas Distribution — 0.1%
Kinder Morgan Energy Partners LP, 4.15%, 02/01/2024	$11,000	$10,930
Puget Energy, Inc., 3.65%, 05/15/2025	5,000	4,796
		15,726
Navigational, Measuring, Electromedical, and Control Instruments Manufacturing — 0.1%
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023	13,000	12,972

Nondepository Credit Intermediation — 0.1%
American Honda Finance Corp., 3.63%, 10/10/2023	10,000	9,996
John Deere Capital Corp., 0.40%, 10/10/2023	5,000	4,995
PACCAR Financial Corp., 0.35%, 02/02/2024	3,000	2,946
		17,937
Oil and Gas Extraction — 0.3%
Regency Energy Finance Corp., 4.50%, 11/01/2023	50,000	49,925
Shell International Finance BV, 3.50%, 11/13/2023 (c)	10,000	9,976
		59,901
Other Financial Investment Activities — 0.4%
Ameriprise Financial, Inc., 4.00%, 10/15/2023	75,000	74,935

Other Investment Pools and Funds — 0.1%
Blackstone Private Credit Fund, 1.75%, 09/15/2024	15,000	14,319

Petroleum and Coal Products Manufacturing — 0.2%
Phillips 66, 3.85%, 04/09/2025	6,000	5,839
Valero Energy Corp., 1.20%, 03/15/2024	26,000	25,416
		31,255

Pharmaceutical and Medicine Manufacturing — 0.3%
AbbVie, Inc., 3.75%, 11/14/2023	8,000	7,980
Bristol-Myers Squibb Co., 0.54%, 11/13/2023	6,000	5,965
Mylan, Inc., 4.20%, 11/29/2023	19,000	18,942
Zeneca Wilmington, Inc., 7.00%, 11/15/2023	20,000	20,015
		52,902
Pipeline Transportation of Crude Oil — 1.5%
Enbridge, Inc., 0.55%, 10/04/2023 (c)	161,000	160,974
Energy Transfer LP, 4.25%, 04/01/2024	101,000	100,105
		261,079
Pipeline Transportation of Natural Gas — 0.3%
TransCanada PipeLines Ltd., 3.75%, 10/16/2023 (c)	50,000	49,927

Radio and Television Broadcasting — 0.1%
Paramount Global, 7.13%, 11/01/2023	15,000	14,997

Semiconductor and Other Electronic Component Manufacturing — 0.1%
Amphenol Corp., 3.20%, 04/01/2024	12,000	11,844

Tobacco Manufacturing — 0.1%
Philip Morris International, Inc., 3.60%, 11/15/2023	21,000	20,945
TOTAL CORPORATE BONDS (Cost $1,589,511)		1,589,297

U.S. GOVERNMENT AGENCY ISSUE — 0.2%
Nondepository Credit Intermediation — 0.1%
Federal Home Loan Mortgage Corp., 0.13%, 10/16/2023	10,000	9,979

Securities and Commodity Contracts Intermediation and Brokerage — 0.1%
Federal Farm Credit Banks Funding Corp., 4.50%, 10/19/2023	20,000	19,991
TOTAL U.S. GOVERNMENT AGENCY ISSUE (Cost $29,944)		29,970

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL AMOUNT	VALUE
U.S. TREASURY OBLIGATIONS — 89.4%
U.S. Treasury Bonds — 89.4%
0.125%, due 01/15/2024	$100,000	$98,501
0.875%, due 01/31/2024	900,000	886,620
2.125%, due 03/31/2024	750,000	737,742
0.375%, due 04/15/2024	1,000,000	973,463
2.500%, due 04/30/2024	225,000	221,183
0.250%, due 05/15/2024(d)	1,500,000	1,452,407
0.250%, due 06/15/2024	950,000	915,854
1.750%, due 07/31/2024	950,000	921,352
0.375%, due 08/15/2024	1,400,000	1,339,627
2.375%, due 08/15/2024	500,000	486,798
1.250%, due 08/31/2024	800,000	770,097
3.250%, due 08/31/2024	1,000,000	980,004
1.500%, due 10/31/2024	800,000	767,375
2.250%, due 10/31/2024	400,000	386,750
0.750%, due 11/15/2024	625,000	593,774
2.125%, due 11/30/2024	325,000	313,181
3.875%, due 03/31/2025	650,000	637,190
0.250%, due 05/31/2025	1,225,000	1,129,775
4.750%, due 07/31/2025	125,000	124,185
5.000%, due 08/31/2025	125,000	124,766
3.625%, due 05/31/2028	100,000	95,875
1.375%, due 11/15/2031	1,475,000	1,156,319
1.250%, due 05/15/2050	865,000	407,462
TOTAL U.S. TREASURY OBLIGATIONS (Cost $15,750,345)		15,520,300

	Shares
SHORT TERM INVESTMENT — 0.7%
First American Government Obligations Fund - Class X, 5.26% (e)	127,203	127,203
TOTAL SHORT TERM INVESTMENT (COST $127,203)

TOTAL INVESTMENTS — 100.5% (Cost $17,733,675)		17,434,683
Liabilities in Excess of Other Assets — (0.5)%		(69,195)
TOTAL NET ASSETS — 100.0%		$17,365,488

(a)Non-Income producing security.

(b)Less than 0.05%.

(c)Foregin issued security. Foreign concentration is as follows: Canada: 1.21%, Luxembourg: 0.07%, Netherlands: 0.06%.

(d)A portion of this security is held for collateral on purchased options.

(e)The rate quoted is the annualized seven-day yield as of September 30, 2023.

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2023

Build Bond Innovation ETF
ASSETS:
Investments in securities, at value (Cost $17,733,675) (See Note 2)	$17,434,683
Interest receivable	96,796
Total Assets	$17,531,479

LIABILITIES:
Payable for investment securities purchased	147,294
Investment management fees (Note 3)	6,482
Due to Broker	12,210
Broker Interest Fees	5
Total Liabilities	165,991
NET ASSETS	$17,365,488

COMPONENTS OF NET ASSETS:
Paid-in capital	$20,217,838
Accumulated loss	(2,852,350)
NET ASSETS	$17,365,488

Shares issued and outstanding, $0 par value, unlimited shares authorized	775,000
Net Asset Value, Offering Price and Redemption Price Per Share	$22.41

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2023

Build Bond Innovation ETF
INVESTMENT INCOME:
Interest	$927,099
Total income	927,099

EXPENSES:
Broker interest fees	12
Investment management fees (See Note 3)	98,343
Total expenses	98,355
Net investment income	828,744

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments in securities	(225,547)
Net change in unrealized apppreciation on investments in securities	3,860
Net realized and unrealized loss on investments in securities	(221,687)
Net increase in net assets resulting from operations	$607,057

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Build Bond Innovation ETF (For the Year Ended September 30, 2023)	Build Bond Innovation ETF (For the Period Ended September 30, 2022)(a)
OPERATIONS:
Net investment income	$828,744	$228,169
Net realized loss on investments in securities	(225,547)	(2,343,438)
Net change in unrealized appreciation (depreciation) on investments in securities	3,860	(302,852)
Net increase (decrease) in net assets resulting from operations	607,057	(2,418,121)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income	(829,895)	(214,996)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from shares issued	2,285,255	35,843,098
Cost of shares redeemed	(14,938,170)	(3,068,740)
Net increase (decrease) from capital transactions	(12,652,915)	32,774,358
Total increase (decrease) in net assets	(12,875,753)	30,141,241

NET ASSETS:
Beginning of period	30,241,241	100,000
End of period	$17,365,488	$30,241,241

SHARE TRANSACTIONS (SHARES):
Shares Outstanding, Beginning of Period	1,325,000	4,000
Shares issued	100,000	1,450,000
Shares redeemed	(650,000)	(129,000)
Shares Outstanding, End of Period	775,000	1,325,000

(a)The Fund commenced operations on February 10, 2022.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	For the year ended September 30, 2023	For the period ended September 30, 2022(a)
Net asset value, beginning of period	22.82	25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.87	0.18
Net realized and unrealized loss on investments(c)	(0.35)	(2.20)
Total from investment operations	0.52	(2.02)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.93)	(0.16)
Net realized capital gain	—	—
Total distributions	(0.93)	(0.16)
Net asset value, end of period	$22.41	$22.82

TOTAL RETURN:
Net Asset Value(d)	2.24%	-8.08	%^
Market Value(e)	2.17%	-8.00	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	17,365	30,241
Ratio of expenses to average net assets(f):	0.45%	0.45	%+
Ratio of net investment income to average net assets(f):	3.79%	1.19	%+

Portfolio turnover rate(g)	130%	328	%^

(a)The Fund commenced operations on February 10, 2022.

(b)Calculated using average shares outstanding.

(c)The amounts reported for a share outstanding may not accord with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period at net asset value.

(e)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(f)The expenses and net investment income do not reflect expenses from underlying investments.

(g)Portfolio turnover rate excludes in-kind transactions.

^Not Annualized.

+Annualized.

Build Funds Trust

Notes to Financial Statements
September 30, 2023

1.Organization

Build Funds Trust (the “Trust”) was organized as a Delaware statutory trust on July 6, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one operational exchange-traded fund, Build Bond Innovation ETF (the “Fund”). The Fund is a non-diversified series of the Trust. The investment objective of the Fund is to seek capital appreciation and risk mitigation.

Build Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

2.Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

a)Security Valuation. The Fund values its investments at fair value. The net asset value (“NAV”) of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time. The Fund’s investments in securities are recorded at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

The Trust’s Board of Trustees (“Board”) designated the Adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The Adviser has established a Fair Valuation Committee (“Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee also regularly reviews pricing vendor information and market data. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews. The Valuation Committee reports to the Board information regarding the fair valuation process and related matters.

Exchange-traded funds listed on an exchange or on the Nasdaq National Market System are valued at the last quoted sale price or the official closing price of the day. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If no sale occurred during the day, investments are valued at the mean between closing bid and asked prices and categorized as Level 2. Investments in other regulated investment companies, including money market funds, are generally priced at the ending NAV provided by the service agent of the Fund and categorized as Level 1.

Bonds, notes, and U.S. government obligations are valued at an evaluated mean price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. These securities will generally be categorized in Level 2 of the fair value hierarchy.

Investments in U.S. mutual funds, including money market funds, are valued at net asset value (“NAV”) each business day.

Options traded on an exchange are generally valued at the last reported settlement price on the exchange or OTC market on which they principally trade are categorized as Level 1. If the settlement price is not available, then options shall be valued at the mean price and categorized as Level 2.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Unadjusted quoted prices in active markets for identical.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2023.

Description	Level 1	Level 2	Level 3	Total
Build Bond Innovation ETF
Assets
Purchased Options	$167,913	$—	$—	$167,913
Corporate Bonds	—	1,589,297	—	1,589,297
U.S. Government Agency Issue	—	29,970	—	29,970
U.S. Treasury Obligations	—	15,520,300	—	15,520,300
Short Term Investment	127,203	—	—	127,203
Total Assets	$295,116	$17,139,567	$—	$17,434,683

Please refer to the Schedule of Investments to view securities segregated by industry type.

The Fund did not hold any investments during the current fiscal year ended September 30, 2023, with significant unobservable inputs categorized as Level 3.

b)Derivative Instruments. The Adviser used derivative instruments, such as purchased options, to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The risks of using the types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of options does not create leverage in the Funds. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately as Deposits for options contracts on the Statement of Assets and Liabilities.

The following disclosure identifies the location and fair value amounts of the Fund’s derivative instruments on the Statement of Assets and Liabilities and the effect on the Statement of Operations, each categorized by type of derivative contract and related risk exposure.

As of September 30, 2023, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Build Bond Innovation ETF

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments Equity Contracts	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Purchased Options	Investments in securities, at value	$167,913		$—
Total		$167,913		$—

For the year ended September 30, 2023, financial derivative instruments had the following effect on the Statement of Operations:

Build Bond Innovation ETF

Equity Contracts	Net Realized Gain on Investments in securities	Net Change in Unrealized Depreciation on Investments in securities
Purchased Options	$104,724	$(33,376)
Total	$104,724	$(33,376)

The average monthly value of purchased options in the Fund during the year ended September 30, 2023 was $265,680.

c)Federal Income Taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies (“RIC”) and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no provision for federal income tax or excise is required.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. For the year ended September 30, 2023, the Fund did not have late-year losses and post-October losses.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2023, the Fund has a short-term and long-term Capital Loss Carryover of $2,448,979 and $70,523 respectively.

The cost basis of investments for federal income tax purposes at September 30, 2023 was as follows:
Tax cost of investments	$17,779,553
Unrealized appreciation	10,649
Unrealized depreciation	(355,519)
Net unrealized appreciation (depreciation)	(344,870)
As of September 30, 2023 the components of distributable earnings (losses) for income tax purposes were as follows:
Undistributed Ordinary Income	12,022
Undistributed Long Term Gain	—
Other accumulated loss	(2,519,502)
Total accumulated loss	(2,852,350)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark-to-market treatment of certain non-equity options contracts.

Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any such interest or penalties. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statement as of September 30, 2023.

d)Distributions to Shareholders. The Fund expects to declare and distribute all its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute capital gains, if any, at least annually. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended September 30, 2023 are as follows:

Ordinary Income
Ordinary Income	$829,895

The tax character of the distributions paid during the year ended September 30, 2022 are as follows:

Ordinary Income
Ordinary Income	$214,996

e)Organizational and Offering Costs. The Adviser bore all organizational and offering expenses for the Fund. These expenses are not recoupable by the Adviser.

f)Use of Estimates. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended September 30, 2023, Distributable Earnings were adjusted $0 and Paid-in Capital was adjusted $0.

h)Security Transactions and Income. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts using effective yield method. Net realized gains and losses from sales of securities are determined using the specific identifications method.

3.Investment Advisory and Other Agreements

Management

The Adviser acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust (the “Investment Advisory Agreement”).

Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment management services to the Fund and oversees the day-to-day operations of the Fund, subject to the oversight of the Board and the officers of the Trust. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, subject to the oversight of the Board. The Adviser oversees compliance with the Fund’s investment objective, policies, strategies and restrictions. The Board oversees the Adviser, and establishes policies that they must follow in their advisory activities.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate of 0.45% based on the Fund’s average daily net assets. For the year ended September 30, 2023 the Fund incurred $98,343 in investment management fees.

Under the Investment Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), litigation expenses, acquired fund fees and expenses, and the management fee payable to the Adviser.

Administrator, Custodian, Transfer Agent and Accounting Agent

U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator and, in that capacity performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; reviews the Fund’s advisory fee expense accrual and coordinates the preparation and payment of the advisory fee. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian (the “Custodian”). As of September 30, 2023, there were no fees incurred from the service providers described above as the Adviser bore all such costs.

Distribution and Fund Officers

Foreside Fund Services, LLC (“Foreside” or the “Distributor”) serves as the distributor of Creation Units for the Fund. The Distributor serves as the principal underwriter for shares of the Fund, and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Foreside Fund Officer Services, LLC provides the Trust with a Chief Compliance Officer and Principal Financial Officer.

4.Purchases and Sales of Securities

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2023, were as follows:

Fund	Purchases	Sales
Build Bond Innovation ETF	$20,418,202	$13,630,201

During the current fiscal year, the values of the in-kind security transactions were as follows:

Fund	Subscriptions	Redemptions
Build Bond Innovation ETF	—	—

During the current fiscal year, the realized gains and losses of the in-kind security transactions were as follows:

Fund	Realized Gain/Loss
Build Bond Innovation ETF	—

5.Related Parties

As of September 30, 2023, certain officers and trustees of the Trust were also officers or employees of the Adviser or affiliated with the Distributor. These officers and trustees do not receive compensation from the Trust for serving as officers and/or trustees.

6.Share Transactions

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The consideration for the purchase of Creation Units of a fund in the Fund generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee of $500 and a redemption transaction fee of $500 directly to the Custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. The Adviser, subject to the approval of the Board, may adjust or waive the transaction fee from time to time. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the Shares may be different from their NAV. The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Fund’s distributor, Foreside. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

7.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of this financial statement, the Adviser owned 45.56% of the outstanding Shares.

8.Guarantees and Indemnifications

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. The Adviser is of the view that the risk of loss to the Fund in connection with the Fund indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

9.Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition of disclosure in the Fund’s financial statements.

On October 31, 2023, The Fund declared and paid a distribution from ordinary income of $73,025 to shareholders of record as of October 30, 2023.

Build Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Build Bond Innovation ETF and
Board of Trustees of Build Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Build Bond Innovation ETF (the “Fund”), a series of Build Funds Trust, as of September 30, 2023, the related statement of operations for the year then ended, the related notes, and the statements of changes in net assets, and the financial highlights for the year ended September 30, 2023 and the period from February 10, 2022 (commencement of operations) through September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the year ended September 30, 2023 and the period from February 10, 2022 (commencement of operations) through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 22, 2023

Build Funds Trust

Board of Trustees and Officers (Unaudited)

Independent Trustees

The address of each trustee is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kristine Delano, 1971 Trustee	Since 2021	Strategic Advisor, Delano Strategy (ETF and Business Consulting) (January 2019 – Present); Managing Director, Eaton Vance (Active Exchange-Traded Product Development) (January 2015 – January 2019).	1	None
David Longhurst, 1957 Trustee	Since 2021	VP & Treasurer of the Dodge & Cox Funds, and VP & Assistant Treasurer of Dodge & Cox (January 2016 – December 2020)	1	None

Interested Trustees and Officers

The address of each trustee is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ruth, 1985 Trustee, Chairman, and President	Since 2021	Co-Founder & CEO, Build Asset Management, LLC (December 2018 – Present); Partner and Financial Adviser, Wallstreet Group (March 2016 – October 2018).	1	None

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each officer serves for a one-year term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Maria Clem Sell, 1978	Treasurer	Since 2021	Senior Principal Consultant and Fund Treasurer, ACA Global (FKA Foreside Financial Group, LLC) (June 2021 – Present); Director, Franklin Templeton Investments (April 2014 – April 2021).
David Martin, 1978	Vice President, Secretary	Since 2021	Build Asset Management, COO (March 2019 – Present); Amazon Manager, Product Management (April 2015 – March 2019).
Adam Shoffner, 1979	Chief Compliance Officer	Since 2021

Senior Principal Consultant and Fund Chief Compliance Officer, ACA Global (FKA Foreside Financial Group) (December 2020 – Present); Compliance Consultant, Duff & Phelps LLC (March 2018 – December 2020); Director, Regulatory Administration, Foreside Financial Group (April 2017 – March 2018).

Build Funds Trust

Approval of Advisory Agreement and Board Considerations (Unaudited)

In connection with the meeting of the Board of Trustees (the “Board”) of Build Funds Trust (the “Trust”) held on September 13, 2023 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the Investment Advisory Agreement between Build Asset Management, LLC (“Build”) and the Trust, with respect to Build Bond Innovation ETF (the “Fund”). In considering the renewal of the Investment Advisory Agreement, the Board received materials specifically relating to the agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the Investment Advisory Agreement. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the renewal of the Investment Advisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent, and quality of the services provided to the Fund, the Board considered Build’s specific responsibilities in all aspects of day-to-day management of the Fund. The Board noted that the Fund was structured as an actively-managed fund advised by Build, and for which Build was responsible for making day-to-day investment decisions for the Fund and for trading portfolio securities on behalf of the Fund. The Board found that (i) Build’s responsibilities included ensuring the Fund had a continuous investment program; (ii) trading portfolio securities on behalf of the Fund; (iii) selecting broker-dealers to execute purchase and sale transactions; (iv) determining the daily baskets of deposit securities and cash components; (v) monitoring compliance with various policies and procedures and applicable securities regulations; (vi) overseeing general portfolio compliance with relevant law; (vii) quarterly reporting to the Board; and (viii) implementing Board directives as they relate to the Fund. The Board noted that it had been provided with Build’s registration forms on Form ADV, as well as its responses to a detailed series of questions, which included a description of their operations, services, personnel, compliance program, risk management program, and financial condition. The Board considered the qualifications, experience, and responsibilities of Build’s investment personnel, the quality of Build’s compliance infrastructure, and the determination of the Trust’s Chief Compliance Officer that each had appropriate compliance policies and procedures in place. The Board considered Build’s experience working with exchange-traded funds.

The Board also considered other services provided to the Fund by Build, such as arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate; administering the Fund’s business affairs; providing office facilities and equipment and certain clerical, bookkeeping, and administrative services; liaising with and reporting to the Board on matters relating to Fund operations, portfolio management and other matters essential to the Fund’s business activities; supervising the Fund’s registration as an investment company and the offering of Fund shares to the public, including oversight and preparation of regulatory filings; working with exchange-traded fund market participants, including authorized participants, market makers, and exchanges, to help facilitate an orderly trading environment for the Fund’s shares; and providing its officers and employees to serve as officers or trustees of the Trust.

Based on review of this information, the Board concluded that the nature, extent and quality of services provided to the Fund under the Investment Advisory Agreement supported the Board’s approval of the continuance of the agreement for the coming year.

Performance. The Board reviewed the Fund’s performance in light of its stated investment objective, noting that the Fund was actively managed. The Board was provided reports regarding the Fund’s past performance, including a report comparing the Fund’s performance to the performance of its Morningstar actively-managed category, the Morningstar Intermediate Core Bond ETFs, and benchmark index, Bloomberg U.S. Aggregate Bond Index, for various time periods ended August 31, 2023. The Board noted that the Fund outperformed its benchmark (-1.19% returns for the 1-year period and -5.29% returns for the since inception period) and Morningstar category (-0.29% returns for the 1-year period and -4.91% returns for the since inception period) with positive returns of 2.23% for the one-year period and -2.82% for the since inception period.

The Board reviewed the performance of the Fund to a collective investment trust and separately managed accounts that Build managed, all with investment objectives and strategies comparable to the Fund. The Board noted that the Fund outperformed both (1.72% and 2.15%, respectively) for the one-year period ended August 31, 2023. The Board determined that the Fund’s performance was satisfactory.

Fees and Expenses. The Board reviewed the advisory fee paid by the Fund to Build under the Investment Advisory Agreement. The Board observed that the 0.45% management fee and 0.48% net expense ratio for the Fund was higher than the Morningstar actively-managed category of 0.36% and 0.36%, respectively. The Board acknowledged Build’s explanation that the Fund’s performance and unique strategy, including an options overlay, justified the higher management fee compared to the Fund’s Morningstar category.

The Board took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning that the Fund paid no expenses other than the advisory fee and certain expenses customarily excluded from unitary fee arrangements, such as brokerage commissions, taxes, and interest. The Board noted that Build was responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources.

The Board determined that the Fund’s fees were not unreasonable.

Profitability. The Board observed that Build was operating at a loss with respect to the Fund. The Board determined that excessive profitability was not an issue with respect to the Fund at this time.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board considered that Build perceived no economies of scale with respect to the Fund at the present moment but remained willing to consider breakpoints as the assets in the Fund continued to grow.

Conclusion. Having requested such information from Build as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, the Board determined that renewal of the Investment Advisory Agreement with Build was in the best interests of the Fund and its shareholders.

Build Bond Innovation ETF

Additional Information (Unaudited)

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at https://getbuilding.com/etfs/bfix/.

HOUSEHOLDING

Householding is an option available to certain fund investors.Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DISCLOSURE OF PORTFOLIO HOLDINGS

Build Bond Innovation ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Build Asset Management’s website at https://getbuilding.com/etfs/bfix/.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/. Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30 is available without charge, upon request, by calling (833) 852-8453 or by accessing the website of the SEC at http://www.sec.gov.

TRUSTEES AND OFFICERS

Information regarding the Trustees and Officers is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/. The aggregate compensation paid to the Independent Trustees, as defined under the 1940 Act, for the year ended September 30, 2023 was $12,500.

Fund	Symbol	CUSIP
Build Bond Innovation ETF	BFIX	12009B101

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Adviser Build Asset Management LLC 3608 W. Truman Blvd, Suite 200 Jefferson City, MO 65109	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator, Fund Accountant & Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036-3537

BLDAR92023

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David Longhurst is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services’ provided by the principal accountant were related to the seed audit fees. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2023	FYE 09/30/2022
( a ) Audit Fees	16,000	16,000
( b ) Audit-Related Fees	0	0
( c ) Tax Fees	4,000	4,000
( d ) All Other Fees	0	3,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2023	FYE 09/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 09/30/2023	FYE 09/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David Longhurst and Kristine Delano.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Build Funds Trust

By (Signature and Title)*	/s/ John Ruth
John Ruth, Principal Executive Officer

Date	December 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Ruth
John Ruth, Principal Executive Officer

Date	December 1, 2023

By (Signature and Title)*	/s/ Clem Sell
Clem Sell, Principal Financial Officer

Date	December 1, 2023

* Print the name and title of each signing officer under his or her signature.